UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2008

McDERMOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 N. Eldridge Parkway, Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (281) 870-5901

_______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2008, Bruce W. Wilkinson notified the Board of Directors (the “Board”) of his intention to resign as our Chairman of the Board and Chief Executive Officer and as a member of the Board, effective September 30, 2008.  Also on August 15, 2008 and effective October 1, 2008, the Board appointed John A. Fees as our Chief Executive Officer and as a member of our Board, and appointed Ronald C. Cambre, one of our current directors, as non-executive Chairman of the Board.  A copy of the press release announcing Mr. Wilkinson’s intended resignation and the appointment of Mr. Fees and Mr. Cambre is attached as Exhibit 99.1.

Mr. Fees is 51 years of age.  Since January 2007, he has served as the President and Chief Executive Officer of one of our principal subsidiaries, The Babcock and Wilcox Company, which position he will leave effective September 30, 2008 to assume his role as our Chief Executive Officer.  He also served as President and Chief Operating Officer of our subsidiary BWX Technologies, Inc. from September 2002 to January 2007 and as President and General Manager of one of BWX Technologies, Inc.’s subsidiaries from September 1997 to November 2002.  There is no family relationship between Mr. Fees and any of our directors or executive officers.  Additionally, Mr. Fees has no material interest in any current or pending transactions in which we or our subsidiaries participate.

In connection with Mr. Fees’ appointment as Chief Executive Officer, our Board approved compensation arrangements for Mr. Fees consisting of the following material terms:

(1)	An annual base salary of $750,000.
(2)	An equity award with a value of $3,490,733 composed of 25% restricted stock and 75% performance shares.
(3)	Continued eligibility for participation in our cash bonus plan, the Executive Incentive Compensation Plan, but for the period October 1, 2008 to December 31, 2008, at an increased target opportunity of 100% (up from 70%) of his base salary and with a focus on our consolidated operating income results.
(4)	Relocation assistance for his move to our headquarters in Houston, including temporary housing assistance and a car lease for up to 12 months.
(5)	Severance benefits entitling him to a payment equal to 12 months of his then current base salary in the event he is terminated without cause prior to December 31, 2008.

Mr. Cambre will receive a $100,000 retainer as additional compensation in connection with his appointment as Chairman of the Board.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits

99.1       Press Release dated August 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

	By:	/s/ Dennis S. Baldwin
Dennis S. Baldwin
Vice President and Chief Accounting Officer

August 21, 2008